UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

ENVIRONMENTAL IMPACT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Madison Avenue New York, NY 10022	10022
(Address of principal executive offices)	(Zip Code)

(212) 389-8109

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ENVIU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ENVI	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ENVIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 23, 2021, in connection with the previously reported business combination (the “Business Combination”) between Environmental Impact Acquisition Corp., a Delaware corporation (“ENVI”) and GreenLight Biosciences, Inc., a Delaware corporation (“GreenLight”) pursuant to the business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ENVI, Honey Bee Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of ENVI (“ENVI Merger Sub”), and GreenLight, ENVI announced that it entered into subscription agreements, dated as of November 19, 2021, with Serum Life Sciences Ltd, (“Serum Life Sciences”), and as of November 22, 2021 (collectively, the “Extended Subscription Agreements”), with certain investors (together with Serum Life Sciences, the “Extended Private Placement Investors”) comprising of new investors as well as investors party to the previously announced private placement pursuant (the “Original Private Placement”) to those certain subscription agreements, dated as of August 9, 2021, by and among ENVI and the parties named thereto (the “Original Subscription Agreements”). Pursuant to the Extended Subscription Agreements, the Extended Private Placement Investors agreed to subscribe for and purchase, and ENVI agreed to issue and sell, an aggregate of 1.9 million shares (the “Extended Private Placement Shares”) of Class A common stock, par value $0.0001 per share, of ENVI (“Class A Common Stock”) at a purchase price of $10.00 per share (the “Extended Private Placement”).

The Extended Private Placement pursuant to the Extended Subscription Agreements are on substantially the same terms as the terms of the Original Private Placement pursuant to the Original Subscription Agreements. In connection with the Extended Private Placement, ENVI will grant the Extended Private Placement Investors certain customary registration rights. The Extended Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act or Regulation D or Regulation S promulgated thereunder without any form of general solicitation or general advertising.

The form of the Extended Subscription Agreements is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the Extended Subscription Agreements and the Extended Private Placement are qualified in each their entirety by reference thereto.

Additionally, on November 23, 2021 ENVI and GreenLight issued a press release announcing the Extended Private Placement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information

This current report relates to a proposed transaction between GreenLight Biosciences, Inc. and Environmental Impact Acquisition Corp. This current report does not constitute either (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (b) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ENVI has filed a registration statement on Form S-4, as amended, with the SEC, which includes a document that serves as a prospectus and proxy statement of ENVI, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all ENVI stockholders after the registration statement is declared effective by the SEC. ENVI also will file other documents regarding the proposed transaction with the SEC. This current report does not contain all of the information that will be contained in the proxy statement/prospectus or other documents filed with the SEC. Before making any voting decision, investors and security holders of ENVI are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ENVI through the website maintained by the SEC at www.sec.gov or by sending a written request to ENVI at: ENVI.Inquiries@cgf.com.

Participants in the Solicitation

ENVI, GreenLight and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ENVI’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ENVI’s directors and officers in ENVI’s filings with the SEC, including ENVI’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 26, 2021, and such information and names of GreenLight’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by ENVI, which will include the proxy statement of ENVI for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between ENVI, GreenLight and Honey Bee Merger Sub, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENVI’s securities; the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of ENVI, the satisfaction of the minimum cash amount held by ENVI following any redemptions by its public stockholders and the receipt of certain governmental and regulatory approvals; potential changes to the proposed structure of the business combination that may be required or appropriate to achieve the intended tax treatment or to satisfy other legal or regulatory requirements; the potential inability to complete the PIPE transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the potential inability to maintain the listing of ENVI’s securities with the Nasdaq Stock Market, Inc.; the outcome of any legal proceedings that may be instituted against GreenLight or ENVI related to the business combination agreement or the proposed transaction; unanticipated costs related to the transaction and the potential failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; potential exercise of appraisal rights by some GreenLight stockholders, which may reduce available cash; the effect of the announcement or pendency of the transaction on GreenLight’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of GreenLight; the need to obtain regulatory approval for GreenLight’s product candidates; the risk that clinical trials will not demonstrate that GreenLight’s therapeutic product candidates are safe and effective; the risk that GreenLight’s product candidates will have adverse side effects or other unintended consequences, which could impair their marketability; the risk that GreenLight’s product candidates do not satisfy other legal and regulatory requirements for marketability in one or more jurisdictions; the risks of enhanced regulatory scrutiny of mRNA solutions; the risk of significant delays in research, development and testing, pre-clinical studies and clinical trials, and regulatory approval; the potential inability to achieve GreenLight’s goals regarding scalability and affordability of its product candidates; the anticipated need for additional capital to achieve GreenLight’s business goals, including the risk that GreenLight would require additional capital if its future partnerships obligate GreenLight to cover its own Phase II or Phase III clinical trial costs; changes in the industries in which GreenLight operates; changes in laws and regulations affecting the business of GreenLight; and the potential inability to implement or achieve business plans, forecasts, and other expectations after the completion of the proposed transaction. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, as amended, discussed above and other documents filed by ENVI from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ENVI and GreenLight assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither ENVI nor GreenLight gives any assurance that GreenLight or ENVI, or the combined company, will achieve any result described in any forward-looking statement.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Extended Subscription Agreements.

99.1	Press Release dated November 23, 2021.

104	Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL IMPACT ACQUISITION CORP.

Date: November 23, 2021	By:	/s/ Daniel Coyne
		Name:	Daniel Coyne
		Title:	Chief Executive Officer